SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 1995


                          BRISTOL-MYERS SQUIBB COMPANY

             (Exact name of registrant as specified in its charter)

              Delaware                  1-1136            22-079-0350

(State or other jurisdiction           (Commission        (IRS Employer
    of incorporation)                  File Number)     Identification No.)

345 Park Avenue, New York, New York                             10154
- -----------------------------------                             --------

(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code (212) 546-4000

                                 Not Applicable
             (Former name or address, if changed since last report)








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Item 5.           Other Events.

Legal Proceedings--Breast Implant Litigation.

          See the attached press release (Exhibit 99.1) relating to the pending settlement of breast implant product liability claims referred to in Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994.


Item 7.  Financial Statements and Exhibits.

                  (a), (b)  None.

                  (c)  The following exhibit is filed herewith:

                  Exhibit 99.1 - Copy of the Registrant's press release relating to the Registrant's breast implant litigation with attachment containing Judge Pointer's message to class members.



                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BRISTOL-MYERS SQUIBB COMPANY

                                        by

                                         /s/ Alice C. Brennan
                                         Name:   Alice C. Brennan
                                         Title:  Vice President and
                                                      Secretary


Dated:  May 3, 1995.






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                                 Exhibit Index



Exhibit 99.1 -             Copy of the Registrant's press release
                           relating to the Registrant's breast implant litigation with attachment containing Judge
                           Pointer's message to class members.